SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                                   __________

                              September 24, 1998
               Date of Report (Date of earliest event reported)

                                METRISA, INC.
               (Exact name of registrant as specified in charter)

           Delaware                0-16152                         04-2891557
	(State or other	      (Commission File Number)            (IRS Employer
  jurisdiction of                                           Identification
  Incorporation)					                                        Number)

                               25 Wiggins Avenue
                       Bedford, Massachusetts  01730
            (Address of principal executive offices and zip code)

                               (781) 275-3300
              (Registrant's telephone number, including area code)



        (Former name or former address, if changed since last report)



        Item 4.  Changes in Registrant's Certifying Accountant.

        On September 24, 1998, the Company dismissed its independent accountants, BDO Seidman, LLP ("BDO"). BDO's reports on the financial statements of the Company prepared during the last two years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified in any respect. The Board of Directors approved the dismissal. The Company has not had any disagreements with BDO.

        Effective September 24, 1998, the Company engaged
PricewaterhouseCoopers LLP ("PWC") as its new independent accountant. PWC has been engaged to conduct the audit for fiscal year end September 30, 1998 and the following fiscal year.

        The Registrant has complied with Regulation S-K, Item 304(a)(3).


                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				METRISA, INC.


                                      /s/ John E. Wolfe
Date:	October 1, 1998		By:__________________________________
				      John E. Wolfe, Chief Executive Officer